IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE IN RE JELD-WEN HOLDING, INC. DERIVATIVE LITIGATION Case No.: 1:21-cv-00135-RGA (Consolidated) NOTICE OF (I) PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION; (II) SETTLEMENT FAIRNESS HEARING; AND (III) MOTION FOR AN AWARD OF ATTORNEYS’ FEES AND LITIGATION EXPENSES A Federal Court authorized this Notice. This is not a solicitation from a lawyer. TO: Any and all persons and entities who held of record, or beneficially owned, common stock of JELD-WEN Holding, Inc. (“JELD-WEN” or the “Company”) as of the close of business on September 7, 2022 (“JELD-WEN Stockholders”). The purpose of this Notice is to inform you of: (i) the stockholder derivative action captioned In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA (the “Action”), pending in the United States District Court for the District of Delaware (the “Court”); (ii) a proposed settlement of the Action (the “Settlement”), subject to the approval of the Court pursuant to Rule 23.1 of the Federal Rules of Civil Procedure, as provided in the Stipulation and Agreement of Settlement dated September 7, 2022 (the “Stipulation”); (iii) the hearing that the Court will hold on December 19, 2022 at 9:00 a.m. to determine whether to finally approve the proposed Settlement and to consider the application by Lead Counsel, on behalf of all Plaintiffs’ Counsel,1 for an award of attorneys’ fees and expenses; and (iv) JELD-WEN Stockholders’ rights with respect to the proposed Settlement and the application for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel.2 PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION AND THE PROPOSED SETTLEMENT OF THE ACTION. The Stipulation was entered into as of September 7, 2022, by and among (i) plaintiffs Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust, 1 “Plaintiffs’ Counsel” consist of Bernstein Litowitz Berger & Grossmann LLP (“Lead Counsel”), Robbins LLP, and Levi & Korsinsky, LLP, as well as additional counsel who participated in the prosecution of this case, including Klausner & Kaufman PA, and counsel who sent a demand on the JELD-WEN board of directors, Pomerantz LLP and Shuman Glenn & Stecker. 2 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation, a copy of which is being filed, together with this Notice, as an attachment to the Company’s 8-K dated October 14, 2022. A copy of the Stipulation is also available at the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com, as an attachment to the Current Report on Form 8-K filed with the SEC on October 14, 2022. Exhibit 99.1

2 Shieta Black, and Jason Aldridge (collectively, “Plaintiffs”), on behalf of themselves and derivatively on behalf of nominal defendant JELD-WEN; (ii) defendants Gary S. Michel, Matthew D. Ross, Roderick C. Wendt, Anthony Munk, Steven E. Wynne, Bruce M. Taten, Suzanne L. Stefany, William F. Banholzer, Gregory G. Maxwell, Mark A. Beck, Kirk Hachigan, L. Brooks Mallard, Patrick Tolbert, and Martha S. Byorum (collectively, the “Individual Defendants”); (iii) defendant Onex Corporation (“Onex,” and together with the Individual Defendants, “Defendants”); and (iv) nominal defendant JELD-WEN (together with Plaintiffs and Defendants, the “Parties”). As described in paragraph 18 below, the Settlement provides for a cash payment of $13.5 million, which, together with any and all interest earned thereon, and after deductions for any award of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel and any Taxes, will be paid to the Company. Because the Action was brought as a derivative action, which means that the Action was brought by Plaintiffs on behalf of and for the benefit of JELD-WEN, the cash recovery from the Settlement will go to the Company. Individual JELD-WEN stockholders will not receive any direct payment from the Settlement. PLEASE NOTE: THERE IS NO PROOF OF CLAIM FORM FOR STOCKHOLDERS TO SUBMIT IN CONNECTION WITH THIS SETTLEMENT, AND STOCKHOLDERS ARE NOT REQUIRED TO TAKE ANY ACTION IN RESPONSE TO THIS NOTICE. WHAT IS THE PURPOSE OF THIS NOTICE? 1. The purpose of this Notice is to explain the Action, the terms of the proposed Settlement, and how the proposed Settlement affects JELD-WEN stockholders’ legal rights. 2. In a derivative action, one or more persons or entities who are current stockholders of a corporation sue on behalf of and for the benefit of the corporation, seeking to enforce the corporation’s legal rights. In the Action, Plaintiffs have filed suit against Defendants on behalf of and for the benefit of JELD-WEN. 3. The Court has scheduled a hearing to consider the fairness, reasonableness, and adequacy of the Settlement and the application by Lead Counsel in the Action, on behalf of all Plaintiffs’ Counsel, for an award of attorneys’ fees and expenses (the “Settlement Fairness Hearing”). See paragraphs 26-27 below for details about the Settlement Fairness Hearing, including the location, date, and time of the hearing. WHAT IS THIS CASE ABOUT? WHAT HAS HAPPENED SO FAR? THE FOLLOWING DESCRIPTION OF THE ACTION AND THE SETTLEMENT HAS BEEN PREPARED BY COUNSEL FOR THE PARTIES. THE COURT PRESIDING OVER THE ACTION HAS MADE NO FINDINGS WITH RESPECT TO SUCH MATTERS, AND

3 THIS NOTICE IS NOT AN EXPRESSION OR STATEMENT BY ANY COURT OF FINDINGS OF FACT. 4. On November 3, 2020, plaintiff Shieta Black (“Black”) made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. 5. On December 18, 2020, plaintiff Board of Trustees of the City of Miami General Employees’ & Sanitation Employees’ Retirement Trust (“City of Miami Trust”) made a demand to inspect certain of the Company’s books and records pursuant to 8 Del. C. § 220. 6. On March 10, 2021, plaintiff Black made a supplemental demand to inspect certain of the Company’s books and records under 8 Del. C. § 220. 7. On March 31 and April 16, 2021, the Company produced documents in response to the demands to inspect the Company’s books and records under 8 Del. C. § 220 made by plaintiffs Black and City of Miami Trust. 8. On February 2, 2021, plaintiff Jason Aldridge (“Aldridge”), derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants, captioned Aldridge v. Beck, et al., No. 1:21-cv-00135-RGA. 9. On June 21, 2021, plaintiffs Black and City of Miami Trust, derivatively on behalf of JELD-WEN, filed a complaint against the Individual Defendants and Onex, captioned Black, et al. v. Michel, et al., No. 1:21-cv-00881-RGA (the “Initial Complaint”). 10. On July 16, 2021, the Court consolidated the stockholder derivative complaints filed by Plaintiffs under the caption In re JELD-WEN Holding, Inc. Derivative Litigation, No. 1:21-cv-00135-RGA-JLH (the “Consolidated Action”). 11. On August 16, 2021, Plaintiffs designated the Initial Complaint and the public redacted version of the Initial Complaint filed on June 28, 2021 as the operative complaint in the Consolidated Action (the “Consolidated Complaint”). 12. On October 15, 2021, Defendants moved to dismiss the Consolidated Complaint. 13. On January 14, 2022, Plaintiffs moved for leave to amend the Consolidated Complaint (“Motion for Leave to Amend”). 14. On April 28, 2022, the Court granted the Motion for Leave to Amend, and Plaintiffs filed an Amended Verified Stockholder Derivative Complaint for Breach of Fiduciary Duty and Unjust Enrichment (the “Complaint”). 15. As a result of extensive, arm’s-length negotiations, and with the help of mediator Robert A. Meyer, Esq., the Parties reached an agreement in principle to settle the Action, which was memorialized in a Settlement Term Sheet (the “Term Sheet”) executed on June 20, 2022. The Term Sheet set forth, among other things, the Parties’ agreement to resolve the Action in exchange for a payment of $13.5 million to the Company.

4 16. After additional negotiations regarding the specific terms of their agreement, the Parties entered into the Stipulation on September 7, 2022. The Stipulation reflects the final and binding agreement among the Parties on the terms and conditions of the Settlement and supersedes and replaces the Term Sheet. The Stipulation can be viewed as an attachment to the Company’s Current Report on Form 8-K filed with the SEC on October 14, 2022 (the “Settlement Form 8- K”). A copy of the Settlement Form 8-K, including the Stipulation attached thereto, is publicly available at the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld- wen.com. 17. On October 11, 2022, the Court preliminarily approved the Settlement, authorized this Notice to be provided to JELD-WEN Stockholders, and scheduled the Settlement Fairness Hearing to consider whether to grant final approval of the Settlement. WHAT ARE THE TERMS OF THE SETTLEMENT? 18. In consideration of the full settlement and release of the Released Plaintiffs’ Claims (defined in paragraph 21 below) against the Released Defendants’ Persons (defined in paragraph 21 below) and the dismissal with prejudice of the Action, Defendants will pay or cause to be paid an aggregate amount of $13.5 million (United States Dollars) in cash (the “Settlement Amount”) (in the portions agreed between Defendants) into an escrow account controlled by Lead Counsel (the “Account”). The Settlement Amount plus any and all interest earned thereon (the “Settlement Fund”), less (i) any Court-awarded attorneys’ fees and litigation expenses paid or payable to Plaintiffs’ Counsel and/or any reserve to account for any potential future awards to Plaintiffs’ Counsel; and (ii) any Taxes with respect to any interest earned on the Settlement Fund while on deposit in the Escrow Account (the “Net Settlement Fund”), will be paid from the Escrow Account to the Company no later than ten (10) business days after the Effective Date of the Settlement. WHAT ARE THE PARTIES’ REASONS FOR THE SETTLEMENT? 19. Plaintiffs and Plaintiffs’ Counsel believe that the claims raised in the Action have merit and that their investigations support the claims asserted in the Action. Without conceding the merit of any of the Defendants’ defenses, and in light of the benefits of the Settlement as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trial(s) and appeal(s), Plaintiffs and Plaintiffs’ Counsel have concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Plaintiffs and Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against Defendants through trial(s) and through possible appeal(s). Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as would be entailed by the Action, the difficulties and delays inherent in such litigation, the cost to the Company – on behalf of which Plaintiffs filed the Action – and distraction to the management of JELD-WEN that would result from extended litigation. Based on their evaluation, and in light of what Plaintiffs and Plaintiffs’ Counsel believe to be the significant benefits conferred upon the Company as a result of the Settlement, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement is in the best interests of Plaintiffs and the

5 Company, and have agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation. 20. Defendants deny any and all allegations of fault, liability, wrongdoing, or damages whatsoever in the Action. Defendants maintain that they have meritorious defenses to all claims alleged in the Action. Defendants, to avoid the costs, disruption, and distraction of further litigation, and without admitting the validity of any allegations made in the Action, or any liability with respect thereto, have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. Defendants have denied, and continue to deny, that the Company suffered any damages alleged in the Action, and that they committed, or aided and abetted in the commission of, any violation of law or duty or engaged in any wrongful acts whatsoever, including specifically those alleged in the Action. Defendants expressly maintain that they have, at all relevant times, complied with their statutory, fiduciary, and other legal duties and are entering into the Stipulation and the Settlement to eliminate the burden, expense, and uncertainties inherent in further litigation. WHAT WILL HAPPEN IF THE SETTLEMENT IS APPROVED? WHAT CLAIMS WILL THE SETTLEMENT RELEASE? 21. If the Settlement is approved, the Parties will request that the Court enter a Judgment Approving Derivative Action Settlement (the “Judgment”). Pursuant to the Judgment, upon the Effective Date of the Settlement, the following releases will occur: Release of Claims by Plaintiffs: Plaintiffs, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such, and the Company, as nominal defendant: (i) will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Plaintiffs’ Claims (defined below) against each and every one of the Defendants and the other Released Defendants’ Persons (defined below); (ii) will have covenanted not to sue, directly or indirectly, any of the Released Defendants’ Persons with respect to any or all of the Released Plaintiffs’ Claims; and (iii) will forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Plaintiffs’ Claims against any of the Defendants and the other Released Defendants’ Persons. “Released Plaintiffs’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that (i) were asserted in the Complaint or (ii) could have been asserted by the Company, or derivatively on behalf of the Company by a JELD-WEN Stockholder, in the Action or in any other forum that arise out of or relate to the allegations, transactions, facts, matters, disclosures, or non-disclosures set forth in the Complaint. The Released Plaintiffs’ Claims do not cover, include, or release any claims to enforce the Settlement; any direct or class claims of Plaintiffs or any other JELD-WEN stockholders; any claims asserting

6 violations of state, federal, or international antitrust law; or any claims based on conduct occurring after the date of execution of this Stipulation. “Released Defendants’ Persons” means Defendants and the Company, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys (including but not limited to Defendants’ Counsel3), and, in the case of Onex, its managed and advised funds and entities and their respective partners and investors. “Unknown Claims” means any Released Plaintiffs’ Claims which any Plaintiff does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, and any Released Defendants’ Claims which any Defendant or the Company does not know or suspect to exist in his, her, or its favor at the time of the release of such claims, which, if known by him, her, or it, might have affected his, her, or its decision(s) with respect to this Settlement. With respect to any and all Released Plaintiffs’ Claims and Released Defendants’ Claims, the Parties stipulate and agree that, upon the Effective Date of the Settlement, Plaintiffs, Defendants, and the Company shall expressly waive any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable, or equivalent to California Civil Code §1542, which provides: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that they may discover facts in addition to or different from those now known or believed to be true with respect to the Released Plaintiffs’ Claims, but that it is the intention of Plaintiffs, Defendants, the Company, and all other JELD- WEN Stockholders by operation of law, to completely, fully, finally and forever extinguish any and all Released Plaintiffs’ Claims without regard to the subsequent discovery of additional or different facts. Plaintiffs, Defendants, and the Company acknowledge, and all other JELD-WEN Stockholders by operation of law shall be deemed to have acknowledged, that the foregoing waiver was separately bargained for and is a material element of the Settlement and was relied upon by each and all of the Parties in entering into the Stipulation and agreeing to the Settlement. Release of Claims by Defendants and the Company: Defendants and the Company, on behalf of themselves and their respective heirs, executors, administrators, predecessors, successors, and assigns, in their capacities as such: (i) will be deemed to have, and by operation of law and of the Judgment, will have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed each and every one of the Released Defendants’ Claims (defined below) against each and every one of the Plaintiffs and the other Released Plaintiffs’ Persons (defined below); (ii) will have covenanted not to sue, directly or indirectly, any 3 “Defendants’ Counsel” means Potter Anderson & Corroon LLP and Kirkland & Ellis LLP, counsel for the Individual Defendants and the Company, and Morris, Nichols, Arsht & Tunnell LLP and Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for Onex.

7 of the Released Plaintiffs’ Persons with respect to any or all of the Released Defendants’ Claims; and (iii) will forever be barred and enjoined from directly or indirectly initiating, prosecuting, facilitating, filing, commencing, instituting, maintaining, assisting in, or intervening in any action, suit, cause of action, arbitration, claim, demand, or other proceeding in any jurisdiction, on their own behalf or in a representative capacity, that is based upon or arises out of any or all of the Released Defendants’ Claims against any of the Plaintiffs and the other Released Plaintiffs’ Persons. “Released Defendants’ Claims” means all claims, causes of action, demands, suits, damages, and liabilities, including but not limited to both known claims or Unknown Claims, whether arising under federal, state, common, or foreign law, that arise out of or relate in any way to the initiation, prosecution, settlement, or resolution of the claims in the Action. The Released Defendants’ Claims do not cover, include, or release any claims to enforce the Settlement. “Released Plaintiffs’ Persons” means Plaintiffs and Plaintiffs’ Counsel, and their respective current and former parents, affiliates, subsidiaries, officers, directors, agents, successors, predecessors, assigns, assignees, partnerships, partners, trustees, trusts, employees, Immediate Family Members, insurers, and attorneys. 22. By Order of the Court, all proceedings in the Action, other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation, have been stayed until otherwise ordered by the Court. Also, pending final determination of whether the Settlement should be finally approved, the Court has barred and enjoined Plaintiffs from directly or indirectly commencing, initiating, or prosecuting any of the Released Plaintiffs’ Claims against any of the Released Defendants’ Persons in any court or tribunal. HOW WILL THE ATTORNEYS BE PAID? 23. Defendants and the Company acknowledge that Plaintiffs’ Counsel are entitled to an award of attorneys’ fees and litigation expenses in connection with the Action and the Settlement. Based upon the substantial benefits conferred upon the Company by the Settlement and the risks of undertaking the prosecution of the Action on a contingent basis, Lead Counsel intends to apply, on behalf of all Plaintiffs’ Counsel, for an immediate award of attorneys’ fees, inclusive of litigation expenses, in an amount not to exceed 25% of the Settlement Fund, or $3,375,000 plus interest earned at the same rate as the Settlement Fund. 24. The Court will determine the amount of any fee and expense award to Plaintiffs’ Counsel. Any Court-approved fee and expense award will be paid solely from (and out of) the Settlement Fund. JELD-WEN stockholders are not personally liable for any such fees or expenses.

8 WHEN AND WHERE WILL THE SETTLEMENT FAIRNESS HEARING BE HELD? DO I HAVE THE RIGHT TO APPEAR AT THE SETTLEMENT FAIRNESS HEARING? MAY I OBJECT TO THE SETTLEMENT AND SPEAK AT THE HEARING IF I DON’T LIKE THE SETTLEMENT? 25. You do not need to attend the Settlement Fairness Hearing. The Court will consider any submission made in accordance with the provisions below even you do not attend the Settlement Fairness Hearing. 26. Please Note: The date and time of the Settlement Fairness Hearing may change without further written notice to JELD-WEN Stockholders. In addition, the ongoing COVID-19 health emergency is a fluid situation that creates the possibility that the Court may decide to conduct the Settlement Fairness Hearing by video or telephonic conference, or otherwise allow JELD-WEN Stockholders to appear at the hearing by phone or video, without further written notice to JELD-WEN Stockholders. In order to determine whether the date and time of the Settlement Fairness Hearing have changed, or whether JELD-WEN Stockholders must or may participate by phone or video, it is important that you monitor the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com, before making any plans to attend the Settlement Fairness Hearing. Any updates regarding the Settlement Fairness Hearing, including any changes to the date or time of the hearing or updates regarding in-person or telephonic appearances at the hearing, will be posted to the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld-wen.com. Also, if the Court requires or allows JELD-WEN Stockholders to participate in the Settlement Fairness Hearing by telephone or video conference, the information needed to access the conference will be posted to the Court’s docket and the “Investor Relations” section of JELD-WEN’s website, https://investors.jeld- wen.com. 27. The Settlement Fairness Hearing will be held on December 19, 2022 at 9:00 a.m., before The Honorable Richard G. Andrews, either in person at the United States District Court for the District of Delaware, J. Caleb Boggs Federal Building, Courtroom 6A, 844 North King Street, Wilmington, DE 19801-3555, or by telephone or videoconference (in the discretion of the Court) to, among other things: (i) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable, and adequate, and should be finally approved by the Court; (ii) determine whether the Judgment, substantially in the form attached as Exhibit C to the Stipulation, should be entered dismissing the Action with prejudice and extinguishing and releasing the Released Claims; (iii) determine whether Lead Counsel’s motion for an award of attorneys’ fees and expenses should be approved; and (iv) rule on such other matters as the Court may deem appropriate. 28. Any JELD-WEN Stockholder who continues to own shares of JELD-WEN common stock through the date of the Settlement Fairness Hearing may object to the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses to Plaintiffs’ Counsel. Objections must be in writing. You must file any written objection, together with copies of all other papers and briefs supporting the objection, with the Clerk’s Office at the United States District Court for the District of Delaware at the address set forth below no later than November

9 28, 2022. Copies of the objection must also be delivered (by hand, first-class mail, or express service) to Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth below such that the objection is received on or before November 28, 2022. Clerk’s Office Office of the Clerk United States District Court District of Delaware 844 North King Street, Unit 18 Wilmington, DE 19801-3570 Lead Counsel for Plaintiffs Mark Lebovitch Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 Counsel for the Individual Defendants and JELD-WEN Rachel M. Fritzler Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Counsel for Onex Peter L. Simmons Fried, Frank, Harris, Shriver & Jacobson LLP 1 New York Plaza, 24th Floor New York, NY 10004 29. Any objections must: (i) identify the case name and case number for the Action, In re JELD-WEN Holding, Inc. Derivative Litigation, Case No.: 1:21-cv-00135-RGA; (ii) state the objector’s name, address, and telephone number, and if represented by counsel, the name, address, and telephone number of his, her, or its counsel; (iii) contain a representation as to whether the objector and/or his, her, or its counsel intends to appear at the Settlement Fairness Hearing; (iv) contain a statement of the objection(s) to any matters before the Court, the grounds for the objection(s) or the reasons for the objector’s desiring to appear and be heard, as well as all documents or writings the objector desires the Court to consider, including any legal and evidentiary support; (v) if the objector has indicated that he, she, or it intends to appear at the Settlement Fairness Hearing, identify any witnesses the objector may call to testify and any exhibits the objector intends to introduce into evidence at the Settlement Fairness Hearing; and (vi) include (1) documentation sufficient to prove that the objector owned shares of JELD-WEN common stock as of the close of business on September 7, 2022, (2) documentation sufficient to prove that the objector continues to hold shares of JELD-WEN common stock on the date of filing of the objection, and (3) a statement that the objector will continue to hold shares of JELD-WEN common stock as of the date of the Settlement Fairness Hearing. Documentation establishing ownership of JELD-WEN common stock must consist of copies of an official brokerage account statement, a screen shot of an official brokerage account, or an authorized statement from the objector’s broker containing the information found in an account statement. Lead Counsel and Defendants’ Counsel are authorized to request from any objector additional information or documentation sufficient to prove his, her, or its holdings of JELD-WEN common stock. 30. You may not object to the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses if you are not a JELD-WEN Stockholder.

10 31. You may file a written objection without having to appear at the Settlement Fairness Hearing. You may not, however, appear at the Settlement Fairness Hearing to present your objection unless you first file and serve a written objection in accordance with the procedures described above, unless the Court orders otherwise. 32. If you wish to be heard orally at the Settlement Fairness Hearing in opposition to the approval of the Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses, assuming you timely file and serve a written objection as described above, you must also file a notice of appearance with the Clerk’s Office and serve it on Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth in paragraph 28 above so that it is received on or before November 28, 2022. Persons who intend to object and desire to present evidence at the Settlement Fairness Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Objectors who intend to appear at the Settlement Fairness Hearing through counsel must also identify that counsel by name, address, and telephone number. Objectors and/or their counsel may be heard orally at the discretion of the Court. 33. You are not required to hire an attorney to represent you in making written objections or in appearing at the Settlement Fairness Hearing. However, if you decide to hire an attorney, it will be at your own expense, and that attorney must file a notice of appearance with the Court and serve it on Lead Counsel for Plaintiffs, Counsel for the Individual Defendants and JELD-WEN, and counsel for Onex at the addresses set forth in paragraph 28 above so that the notice is received on or before November 28, 2022. 34. The Settlement Fairness Hearing may be adjourned by the Court without further written notice to JELD-WEN Stockholders. If you intend to attend the Settlement Fairness Hearing, you should confirm the date and time of the hearing as stated in paragraph 26 above. 35. Unless the Court orders otherwise, any person or entity who does not object in the manner described above will be deemed to have forever waived any objection and will be forever foreclosed from making any objection to the proposed Settlement or Lead Counsel’s motion for an award of attorneys’ fees and expenses. JELD-WEN Stockholders do not need to appear at the Settlement Fairness Hearing or take any other action to indicate their approval. CAN I SEE THE COURT FILE? WHOM SHOULD I CONTACT IF I HAVE QUESTIONS? 36. This Notice contains only a summary of the terms of the Settlement. For the full terms and conditions of the Settlement, please see the Stipulation available at the “Investor Relations” portion of JELD-WEN’s website, https://investors.jeld-wen.com. More detailed information about the matters involved in the Action can be obtained by accessing the Court docket in this case, for a fee, through the Court’s Public Access to Court Electronic Records (PACER) system at https://ecf.ded.uscourts.gov, or by visiting, during regular office hours, the Office of the Clerk, United States District Court, District of Delaware, 844 North King Street, Unit 18,

11 Wilmington, DE 19801-3570. If you have questions regarding the Settlement, you may write, call, or email Lead Counsel for Plaintiffs: Mark Lebovitch Bernstein Litowitz Berger & Grossmann LLP 1251 Avenue of the Americas New York, NY 10020 1-800-380-8496 settlements@blbglaw.com PLEASE DO NOT CALL OR WRITE THE COURT, THE OFFICE OF THE CLERK OF THE COURT, DEFENDANTS, THE COMPANY, OR THEIR COUNSEL REGARDING THIS NOTICE OR THE SETTLEMENT. Dated: October 14, 2022 By Order of the Court United States District Court for the District of Delaware